Exhibit 99.1

                             Joint Filing Agreement

      The undersigned agree that this Schedule 13G/A, and all amendments thereto and any Schedule 13D required to be filed, relating to the Common Shares of WESCO INTERNATIONAL, INC. shall be filed jointly by the undersigned.

                                       OSPRAIE MANAGEMENT, LLC
                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/  Michael Wasserman
                                            --------------------------
                                            Michael Wasserman
                                            Authorized Signatory


                                       OSPRAIE HOLDING I, L.P.
                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/  Michael Wasserman
                                            --------------------------
                                            Michael Wasserman
                                            Authorized Signatory


                                       OSPRAIE MANAGEMENT, INC.,

                                       By:  /s/  Michael Wasserman
                                            --------------------------
                                            Michael Wasserman
                                            Authorized Signatory


                                       THE OSPRAIE PORTFOLIO LTD.

                                       By:  Ospraie Management, LLC,
                                            its Investment Manager

                                       By:  Ospraie Holding I, L.P.,
                                            its Managing Member

                                       By:  Ospraie Management, Inc.,
                                            its General Partner

                                       By:  /s/  Michael Wasserman
                                            --------------------------
                                            Michael Wasserman
                                            Authorized Signatory

                                       DWIGHT ANDERSON

                                       By:  /s/  Michael Wasserman
                                            --------------------------
                                            Michael Wasserman, Attorney-in-fact